SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 24, 2000

                               2dobiz.com, Inc.
                               ----------------
            (Exact name of registrant as specified in its charter)

      NEVADA                       0-27893                  77-0448262
     --------                      -------                  ----------
     (State or other            (Commission               (IRS Employer
     jurisdiction of            File Number)            Identification No.)
     incorporation)

            122-1020 Mainland Street, Vancouver
                British Columbia, Canada                    V6B 2T4
       --------------------------------------               -------
      (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code:
                              (604) 602-2378

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ITEM 6.       RESIGNATION OF DIRECTORS AND EXECUTIVE OFFICERS

Kenneth J. Yonika has resigned as the Chief Financial Officer and as a Director of 2dobiz.com, Inc. Mr. Yonika no longer performs in the capacity of an officer or as a director of the Company effective October 24, 2000.


                                   SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2dobiz.com, Inc.

Date:     October 24, 2000                By: /s/ Dr. David Roth
                                            --------------------
                                            Chief Executive Officer


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